UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 5, 2018

DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 5, 2018, ZTI Merger Subsidiary III Inc., a Delaware corporation (the “Purchaser”) and Riverside KM Beteiligung GmbH, a limited liability company organized under the laws of Germany (the “Seller”) entered into a Share Purchase Agreement (the “Purchase Agreement”) whereby the Purchaser has agreed to purchase all shares in Keymile GmbH, a limited liability company organized under the laws of Germany (“Keymile”) from the Seller, which such shares represent all outstanding shares of Keymile, and certain of its subsidiaries, for an aggregate cash purchase price of EUR 10,250,000 (“Purchase Price”) to be paid at the closing subject to satisfaction of certain closing conditions (the “Acquisition”). The Purchaser is a subsidiary of DASAN Zhone Solutions Inc., a Delaware corporation (the “Company”). The Purchaser and the Company have also entered into a Guaranty Agreement in favor of the Seller for a working capital facility (as described in the Purchase Agreement) and the Purchase Price subject to satisfaction of certain closing conditions.

The Company has pursued the Acquisition to enable the strengthening of its broadband service portfolio.

The foregoing description of the Acquisition and the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed with the Company’s next Quarterly Report on Form 10-Q.

Cautionary Note Regarding Forward Looking Statements: This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company uses words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions to identify forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict, including those identified in the Company's other filings with the SEC. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information about the factors that could cause such differences, please refer to the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date of this report and the Company assumes no obligation to update any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated October 8, 2018

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 8, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2018	DASAN Zhone Solutions, Inc.

	By:	/s/ Michael Golomb
Michael Golomb
Chief Financial Officer, Corporate Treasurer and Secretary